EX99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the period ended October 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

/s/ Joel P. Fried

Joel P. Fried

Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:	December 21, 2011

/s/ Howard B. Schow

Howard B. Schow

Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:	December 21, 2011

/s/ Theo A. Kolokotrones

Theo A. Kolokotrones

Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated:	December 21, 2011

/s/ Michael J. Ricks

Michael J. Ricks

Chief Financial Officer , PRIMECAP Odyssey Funds

Dated:	December 21, 2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.